SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported September 1, 2005)

NOMURA ASSET ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,

dated as of June 1, 2005, providing for the issuance of

Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AP2, Mortgage Pass-Through Certificates)

NOMURA ASSET ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-126812	13-3672336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Pooling & Servicing Agreement

On June 29, 2005, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AP2, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005 (the “Pooling Agreement”), among Nomura Asset Acceptance Corporation as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as seller (the “Seller”), GMAC Mortgage Corporation as a servicer (“GMAC”), Wells Fargo Bank, National Association as master servicer and securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association as trustee (the “Trustee”), which Agreement was the subject of, and exhibit to a Form 8-K filed with the United States Securities & Exchange Commission on July 19, 2005.

The seller, as owner of the Mortgage Loans sold to the trust fund, retained certain rights relating to the servicing of some of the Mortgage Loans (the “Transferred Mortgage Loans”), including the right to terminate and replace GMAC at any time, without cause. As of September 1, 2005, the Seller sold the servicing rights with respect to the Transferred Mortgage Loans to Wells Fargo Bank, N.A. (in its capacity as the servicer of the Transferred Mortgage Loans,, “Wells Fargo”). As a result, the Depositor, the Seller, GMAC, Wells Fargo as a servicer, the Securities Administrator and the Trustee entered into a Servicer Appointment Assumption and Amendment Agreement to the Pooling Agreement (the “Amendment”), dated as of September 1, 2005, attached hereto as Exhibit 4.1. The Amendment reflects the appointment of Wells Fargo as a servicer with respect to the Transferred Mortgage Loans.

Item 9.01        Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
Exhibit No.	Description
4.1

Servicer Appointment, Assumption and Amendment Agreement, dated as of September 1, 2005, to the Pooling and Servicing Agreement, dated as of June 1, 2005, by and among the Seller, the Depositor, GMAC, Wells Fargo, the Securities Administrator and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 1, 2005

NOMURA ASSET ACCEPTANCE CORPORATION

By:/s/ John P. Graham

Name: John P. Graham

Title: President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Servicer Appointment, Assumption and Amendment Agreement, dated as of September 1, 2005, to the Pooling and Servicing Agreement, dated as of June 1, 2005, by and among the Seller, the Depositor, GMAC, Wells Fargo, the Securities Administrator and the Trustee.	7